FIRST AMENDMENT TO AMENDED AND
                        RESTATED LETTER LOAN AGREEMENT,
                     PROMISSORY NOTE (ADVANCING TERM) AND
                    AMENDED AND RESTATED SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LETTER LOAN AGREEMENT, PROMISSORY NOTE (ADVANCING TERM) AND AMENDED AND RESTATED SECURITY AGREEMENT ("Amendment") is made and entered into effective the 21st day of September, 1995, by and between RAWSON-KOENIG, INC., a Texas corporation (herein called "Borrower"), and BANK ONE, TEXAS, NA, with offices in Houston, Texas (herein called "Lender").

                                R E C I T A L S:

     WHEREAS, Borrower and Lender entered into, among other agreements, (i) an Amended and Restated Letter Loan Agreement dated April 21, 1995 (the "Loan Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein), (ii) a Promissory Note (Advancing Term) of even date with the Loan Agreement in the principal sum of $1,000,000.00 ("Equipment Note"), and (iii) an Amended and Restated Security Agreement of even date with the Loan Agreement (the "Security Agreement"); and

     WHEREAS, Borrower and Lender desire to (i) increase the principal sum of the Equipment Note from $1,000,000.00 to $1,500,000.00, (ii) extend the period under which Lender is obligated to make advances under the Equipment Note from April 30, 1996 to August 31, 1996, (iii) extend the maturity date of the Equipment Note from April 30, 2001 to August 31, 2001, and (iv) amend certain terms and provisions of the Loan Agreement.

                                A G R E E M E N T:

     NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement, the Equipment Note and the Security Agreement as hereinafter set forth.

     1. Amendments to Loan Agreement. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

          (a) The introductory paragraph of the Loan Agreement is hereby amended by deleting the reference to "$5,567,818.20" and substituting therefor "$6,067,818.20".

          (b) Paragraph 1 of the Loan Agreement is hereby amended by deleting the reference to "$5,567,818.20" and substituting therefor "$6,067,818.20", and by deleting the reference to "$1,000,000.00", as set forth in item (iv) therein, and substituting therefor "$1,500,000.00".

          (c) Subparagraph 2(c) of the Loan Agreement is hereby amended by deleting the reference to "$1,000,000.00" and substituting therefor "$1,500,000.00", and by deleting the reference to "April 30, 1996" and substituting therefor "August 31, 1996".

     2.   Amendments to Equipment Note.   The Equipment Note is, effective the
date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

          (a) The first grammatical paragraph on page two of the Equipment Note dated April 21, 1995 is, effective the date hereof, amended by deleting the reference to "April 30, 1996" and substituting "August 31, 1996" therefor, and by deleting the reference to "April 30, 2001" and substituting
     "August 31, 2001" therefor.

          (b) Upon the effective date hereof, Lender shall be authorized to endorse on the Equipment Note the following legend or a legend of similar effect:

          "The Advancing Termination Date set forth in this Note has been extended until August 31, 1996, and the final maturity set forth in this Note has been extended until August 31, 2001, pursuant to a First Amendment to Amended and Restated Letter Loan Agreement, Promissory Note (Advancing Term) and Amended and Restated Security Agreement, dated as of September 21st, 1995 amending, among other things, the Loan Agreement referred to in this Note."

     3. Amendment to Security Agreement. The Security Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

          (a) Section 1.2 of the Security Agreement is hereby amended by deleting the reference to "$1,000,000.00", as set forth in item (iv) therein, and substituting therefor "$1,500,000.00".

     4. Conditions of Effectiveness. This Amendment shall become effective when, and only when, Lender shall have received counterparts of this Amendment executed by Borrower and Sections 1, 2 and 3 hereof shall become effective when, and only when, Lender shall have additionally received all of the following documents:

          (a)  Modification of Note and Liens executed by Borrower;

          (b) Certificates of the Boards of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, and the matters contemplated hereby; and

          (c)  Any other instruments or documents as may be required by Lender.

     5. Representations and Warranties of Borrower. Borrower represents and warrants as follows:

          (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

          (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

          (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     6.   Reference to and Effect on the Security Instruments.

          (a) Upon the effectiveness of Sections 1, 2 and 3 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Security Instruments (hereinafter defined) to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended above, the Loan Agreement, the Equipment Note, the Security Agreement, and all other instruments securing or guaranteeing Borrower's obligations to Lender (the "Security Instruments") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Equipment Note, as amended hereby, and under the other Security Instruments.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

     7. Waiver. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower warrants and represents to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (a) the payment of any obligations and indebtedness under the Equipment Note and/or the Security Instruments or (b) the performance of any of their obligations with respect to the Equipment Note and/or the Security Instruments, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably waives any and all claims and causes of action against Lender and any defenses to their payment and performance obligations in respect to the Equipment Note and the Security Instruments.

     8. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

     9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     11. Final Agreement. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.


LENDER:                                 BORROWER:

BANK ONE, TEXAS, NA                     RAWSON-KOENIG, INC.



By: /s/ Barry A. Kelly                  By: /s/ Thomas C. Rawson
    ------------------------------          --------------------------
    Barry A. Kelly, Vice President          Thomas C. Rawson, Chairman
                                               of the Board of Directors

                         MODIFICATION OF NOTE AND LIENS


THE STATE OF TEXAS   )
                     )          KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF HARRIS     )


     THIS MODIFICATION OF NOTE AND LIENS (herin called "Agreement") is entered into effective as of the 21st day of September, 1995, by and between BANK ONE, TEXAS, NA, a national banking association (herein called "Lender"), and RAWSON-KOENIG, INC., a Texas corporation (herein called "Borrower").

                              W I T N E S S E T H:

     WHEREAS, Borrower made, executed and delivered that certain Promissory Note (herein called the "Note") dated April 21, 1995, in the original principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), payable to the order of Lender, as therein provided, said Note being (a) issued pursuant to the Amended and Restated Letter Loan Agreement of even date with the Note (which, as it may have been amended, supplemented or restated, is called the "Loan Agreement") between Borrower and Lender, and (b) secured by a Supplemental Deed of Trust (the "Deed of Trust") of even date therewith, executed by Borrower for the benefit of Lender, and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. R424607, covering the property (the "Property") more fully described therein; and

     WHEREAS, the indebtedness evidenced by the Note matures on April 30, 2001; and

     WHEREAS, Borrower has requested, and Lender has agreed, on the terms and conditions set forth herein, to an enlargement of the principal sum of the Note.

     NOW, THEREFORE, in consideration of the mutual covenants, rights and obligations contained herein, the benefits to be derived therefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree and contract as follows:

 1. Lender and Borrower hereby acknowledge that the outstanding principal balance of the Note on the effective date hereof is ZERO AND NO/100 DOLLARS ($0.00).

 2. Borrower hereby promises to pay to the order of Lender the sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), or so much thereof as may be advanced and outstanding pursuant to the Loan Agreement, at the offices of Lender in Houston, Harris County, Texas, together with interest thereon from and after the date hereof until maturity on the unpaid principal balance outstanding from time to time thereon at the per annum rate of interest set forth in the Note.

 3. Accrued interest on the Note shall be due and payable in monthly installments as it accrues, the first such installment becoming due and payable on or before September 30, 1995, with a like installment being due and payable on or before the last day of each succeeding calendar month thereafter until and including August 31, 1996 (the "Advancing Termination Date"). Thereafter, the Note shall be due and payable in monthly installments of (i) all accrued and unpaid interest thereon, plus
     (ii) a principal installment in an amount based on a sixty (60) month equal amortization of the outstanding principal amount of this Note as of the Advancing Termination Date; the first such installment becoming due and payable on or before one month after the Advancing Termination Date, with a like installment becoming due and payable on or before the same day of each of the succeeding calendar months thereafter until August 31, 2001, when the Note, including all outstanding principal and accrued, unpaid interest hereon shall be fully and finally paid.

 4. This Agreement is entered into in modification and enlargement (and not in extinguishment, substitution, novation or discharge) of the unpaid principal balance of the Note. All liens, security interest and obligations securing and guaranteeing payment of the Note, including without limitation the Loan Agreement and the Deed of Trust (collectively the "Security Documents") are hereby ratified, confirmed, renewed, extended and brought forward as security for the payment hereunder.

 5. All terms, conditions and provisions contained in the Note, except as specifically set forth herein, shall continue and remain in full force and effect.

 6. The Security Documents are hereby amended to provide that the Note described therein shall mean the Note, as modified hereby. All terms, conditions and provisions contained in the Security Documents, except as modified and restated (where applicable) by the documents referred to herein, shall continue and remain in full force and effect.

 7. The Property shall be and remain in all respects subject to the lien, charge or encumbrance of the Security Documents, as modified, and nothing herein contained and nothing done pursuant hereto shall affect or be construed to affect the lien, charge or encumbrance of the Security Documents, as modified, or the priority thereof over any other liens, charges or encumbrances or to release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Security Documents, as modified and restated (where applicable), nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the indebtedness evidenced by the Note, if any, held by Lender.

 8. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. If any provision of this Agreement or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Agreement, nor the application of such provision to any other persons or circumstances shall be affected thereby, but rather same shall be enforced to the greatest extent permitted by law.

 9. This Agreement, and all the terms, provisions and conditions hereof, shall be binding upon each party hereto and such party's legal representatives, successors and assigns.

10. This Agreement may be executed in multiple originals. This Agreement may also be executed in multiple counterparts, and all so executed shall constitute one agreement, binding on the parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

11. THIS WRITTEN AGREEMENT, TOGETHER WITH THE SECURITY DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED by each party on the date of its respective acknowledgment, but to be effective for all purposes as of the date first above written.
RAWSON-KOENIG, INC.


                                        "BORROWER"

                                        RAWSON-KOENIG, INC.



                                        By /S/ Thomas C. Rawson
                                           ------------------------------
                                           Thomas C. Rawson, Chairman
                                           of the Board of Directors


                                        "LENDER"

                                        BANK ONE, TEXAS, NA



                                        By /S/ Barry A. Kelly
                                           ------------------------------
                                           Barry A. Kelly, Vice President

THE STATE OF TEXAS   )
                     )
COUNTY OF HARRIS     )

     This instrument was acknowledged before me this 21st day of September, 1995, by Thomas C. Rawson, Chairman of the Board of Directors of Rawson-Koenig, Inc., a Texas corporation, on behalf of said corporation.



                                        /S/ Leslie T. Horvath
                                        -----------------------------
                                        Notory Public, State of Texas





THE STATE OF TEXAS   )
                     )
COUNTY OF HARRIS     )


     This instrument was acknowledged before me this 25th day of September, 1995, by Barry A. Kelly, Vice President of Bank One, Texas, NA, a national banking association, on behalf of said association.



                                        /S/ Cheryl L. Thrash
                                        -----------------------------
                                        Notary Public, State of Texas

                               RAWSON-KOENIG, INC.

                                  Certificate


     The undersigned hereby certifies that he is the duly elected and acting Secretary of RAWSON-KOENIG, INC., a Texas corporation (the "Company"), and as such has custody of the corporate records of the Company and is authorized to execute and deliver this Certificate on behalf of the Company; and with reference to a loan being modified by BANK ONE, TEXAS, NA (the "Lender"), the undersigned hereby further certifies as follows:

     1. Attached hereto as Exhibit "A" is a full, true and correct copy of the Resolutions duly adopted by the Board of Directors of the Company by a unanimous written consent effective September 21st, 1995, in accordance with the Texas Business Corporation Act, and the Articles of Incorporation and Bylaws of the Company.

     2. The Resolutions attached as Exhibit "A" hereto have not been amended, modified or rescinded and are in full force and effect on the date hereof.

     3. The undersigned officers have been duly elected to the positions set forth next to their respective names below, and are qualified to act in such capacities and execute documents on behalf of the Company, and the signature appearing opposite each name is the authentic signature of each such officer.


      Name                         Office                      Signature


Catherine Rawson                 President             /s/ Catherine Rawson
                                                       ------------------------

                           Chairman of the Board
Thomas C. Rawson                    and                /s/ Thomas C. Rawson
                          Chief Executive Officer      ------------------------

Fred Wamhoff                     Secretary             /s/ Fred Wamhoff
                                                       ------------------------

     4. The Company is duly organized and existing under the laws of the State of Texas.

     5. All franchise and other taxes required to maintain the Company's existence have been paid and no such taxes are delinquent.

     6. No proceedings are pending for the forfeiture of the Company's authority to do business or to force its dissolution, voluntarily or involuntarily.

     7. There is no provision in the Articles of Incorporation or Bylaws of the Company limiting the above-described resolutions, and said resolutions are in conformity with the provisions of the Company's Articles of Incorporation and Bylaws, and with the proceedings of the Board of Directors.

                                      -1-

     8. The Articles of Incorporation of the Company previously delivered to the Lender are in full force and effect and have not been amended or modified, except as may have been disclosed in writing to the Lender.

     9. The Bylaws of the Company previously delivered to the Lender are in full force and effect and have not been amended or modified except as may have been disclosed in writing to the Lender.

     EXECUTED the 21st day of September, 1995.



                                        /S/ Fred Wamhoff
                                        ---------------------------------------
                                        Fred Wamhoff, Secretary


     The undersigned, the Chairman of the Board of the Company, hereby certifies that Fred Wamhoff is the Secretary of the Company and is authorized to execute and deliver this Certificate for and on behalf of the Company.



                                        /S/ Thomas C. Rawson
                                        ---------------------------------------
                                        Thomas C. Rawson, Chairman of the Board

                                       -2-

                                   EXHIBIT "A"


     WHEREAS, RAWSON-KOENIG, INC. (the "Company") shall modify and enlarge a loan (the "Loan") from BANK ONE, TEXAS, NA (the "Lender"), in the amount of $1,500,000, pursuant to the terms of the Loan Agreement, as amended;

     RESOLVED, further, in regard to the Loan that any one of the President, the Chairman of the Board of Directors, the Secretary, or the Chief Executive Officer of the Company is hereby authorized and directed to execute and deliver, for and on behalf of the Company, documents as may be deemed necessary or desirable by such officers or required by the Lender in regard to the Loan; and further

     RESOLVED, that the drafts of such documents presented to the Board of Directors of the Company are hereby approved; and further

     RESOLVED, that the officers executing and delivering any of the above-described documents are hereby authorized and empowered to execute and deliver the same in the name and on behalf of the Company, and in such manner of counterparts as the officer or officers executing the same shall deem necessary or desirable, and with such terms, conditions and provisions, including modifications from the drafts presented to the Board of Directors, as the officer or officers executing the same may approve, the execution of such documents to evidence with approval conclusively; and further

     RESOLVED, that any and all instruments executed and delivered on behalf of the Company in connection with the foregoing resolutions by any person purporting to be an officer of the Company shall be deemed to be the act of the Company and shall be in all respects binding against the Company; and further

     RESOLVED, that the officers of the Company be, and they hereby are, authorized and empowered on behalf of and in the name of the Company to take or cause to be taken in the name of the Company all such other and further action, to make all payments and to execute, acknowledge and deliver any and all certificates, opinions, documents and other instruments in such form and under the corporate seal as required, as in the judgment of such officers may be necessary, proper or convenient in order to carry out the foregoing resolutions, to consummate the Loan described herein, and to comply with the terms and provisions of all the documents described above; and further

     RESOLVED, that all actions by any and all officers of the Company taken or performed up to the date hereof and in respect to the preparation, execution and delivering of the documents, certificates or other instruments required pursuant to the provisions of the above-described documents, and the taking prior to the date hereof of any and all actions otherwise required by the terms and provisions of said documents or any other documents executed in connection therewith be, and they are hereby, in all respects approved, ratified and confirmed; and further

                                       -1-

     RESOLVED, that any one of the President, the Chairman of the Board of Directors, Secretary or the Chief Executive Officer of the Company is hereby authorized to make applications for and effect other loans from time to time on behalf of the Company from the Lender and for such loans, to make, execute and deliver promissory notes, drafts, bonds or other written obligations of the Company in such form, date and maturity and at such rate of interest as such officer or officers of the Company may determine and in the event the Company adopts a corporate seal, to cause the same to be affixed to any such instruments whenever necessary or required. It is further resolved that said officers are hereby authorized in the name of the Company to renew or extend any loan or loans from time to time and execute and deliver promissory notes, drafts, bonds or other obligations or extensions to any notes theretofore given; and further

     RESOLVED, that the authority hereinabove given to said officers to negotiate loans in excess of the Loan specifically referenced herein shall remain irrevocable insofar as the Lender is concerned until the Lender be notified of the revocation of such authority and shall in writing acknowledge receipt of such notification.

                                       -2-